                                                                  EXHIBIT 8(j)


                               AMENDED SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                                     Effective Date
----                                                     --------------
Schwab International Index Fund                          July 21, 1993
Schwab Small-Cap Index Fund                              October 14, 1993
Schwab Asset Director-High Growth Fund                   September 25, 1995
Schwab Asset Director-Balanced Growth Fund               September 25, 1995
Schwab Asset Director-Conservative Growth Fund           September 25, 1995
Schwab S&P 500 Fund -                                    February 28, 1996
Investor Shares
Schwab S&P 500 Fund -                                    February 28, 1996
e.Shares
Schwab Analytics Fund                                    May 21, 1996
Schwab OneSource Portfolios-International                September 2, 1996
Schwab OneSource Portfolios-Growth Allocation            October 13, 1996
Schwab OneSource Portfolios-Balanced Allocation          October 13, 1996


                                    SCHWAB CAPITAL TRUST

                                    By:          /s/ William J. Klipp
                                        ---------------------------------------
                                    Name:        William J. Klipp
                                    Title:       Senior Vice President and
                                                 Chief Operating Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By:          /s/ Colleen M. Hummer
                                         --------------------------------------
                                    Name:        Colleen M. Hummer
                                    Title:       Senior Vice President

                               AMENDED SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

           THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS
            AGREEMENT AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN
                                    ARREARS:

Fund                                             Fee
----                                             ---
Schwab International Index                       Twenty one-hundredths of one percent
Fund                                             (.20%) of the Fund's average daily
                                                 net assets

Schwab Small-Cap Index Fund                      Twenty one-hundredths of one percent
                                                 (.20%) of the Fund's average daily
                                                 net assets

Schwab Asset Director-High                       Twenty one-hundredths of one percent
Growth Fund                                      (.20%) of the Fund's average daily
                                                 net assets

Schwab Asset Director-                           Twenty one-hundredths of one percent
Balanced Growth Fund                             (.20%) of the Fund's average daily
                                                 net assets

Schwab Asset Director-                           Twenty one-hundredths of one percent
Conservative Growth Fund                         (.20%) of the Fund's average daily
                                                 net assets

Schwab S&P 500 Fund -                            Twenty one-hundredths of one percent
Investor Shares                                  (.20%) of the class' average daily
                                                 net assets

Schwab S&P 500 Fund -                            Five one-hundredths of one percent
e.Shares                                         (0.05%) of the class' average daily
                                                 net assets

Fund                                             Fee
----                                             ---
Schwab Analytics Fund                            Twenty one-hundredths of one percent
                                                 (.20%) of the Fund's average daily
                                                 net assets.

Schwab OneSource                                 Twenty one-hundredths of one percent
Portfolios-International                         (.20%) of the Fund's average daily
                                                 net assets.

Schwab OneSource                                 Twenty one-hundredths of one percent
Portfolios-Growth                                (.20%) of the Fund's average daily
Allocation                                       net assets.

Schwab OneSource                                 Twenty one-hundredths of one percent
Portfolios-Balanced                              (.20%) of the Fund's average daily
Allocation                                       net assets.

                           SCHWAB CAPITAL TRUST

                           By:          /s/ William J. Klipp
                              ---------------------------------
                           Name:        William J. Klipp
                           Title:       Senior Vice President and
                                        Chief Operating Officer

                           CHARLES SCHWAB & CO., INC.

                           By:          /s/ Colleen M. Hummer
                              ----------------------------------
                           Name:        Colleen M. Hummer
                           Title:       Senior Vice President

                                      C-2